UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.22

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 9, 2023

This report provides management’s discussion of fund performance for the AB Discovery Value Fund for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	-1.81%	-6.98%

Class C Shares	-2.20%	-7.70%

Advisor Class Shares[1]	-1.72%	-6.78%

Class R Shares[1]	-2.02%	-7.42%

Class K Shares[1]	-1.89%	-7.12%

Class I Shares[1]	-1.70%	-6.81%

Class Z Shares[1]	-1.70%	-6.71%

Primary Benchmark: Russell 2500 Value Index	-1.25%	-2.78%

Russell 2500 Index	0.40%	-10.36%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2022.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the Russell 2500 Index, before sales charges. Overall security selection drove underperformance, relative to the benchmark. Selection within the industrials and consumer-staples sectors detracted, while selection within technology and financials contributed. Sector selection also detracted. An underweight to energy and an overweight to consumer discretionary detracted the most, while underweights to real estate and communication services offset some losses.

During the six-month period, all share classes of the Fund underperformed the primary benchmark and the Russell 2500 Index, before sales charges. Overall security selection was negative, as losses from selection within

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health care and consumer staples offset gains from selection within materials and technology. Overall sector selection was positive, as losses from underweights to financials and consumer staples were offset by gains from an overweight to industrials and an underweight to real estate.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended November 30, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by five additional rate raises, including four consecutive 0.75% increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, growth stocks declined, while value stocks rose and outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

(continued on next page)

abfunds.com	AB DISCOVERY VALUE FUND | 3

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-US companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models,

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2012 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2012 to 11/30/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB DISCOVERY VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.98%	-10.93%

5 Years	4.64%	3.74%

10 Years	9.74%	9.27%

CLASS C SHARES

1 Year	-7.70%	-8.54%

5 Years	3.85%	3.85%

10 Years[1]	8.93%	8.93%

ADVISOR CLASS SHARES[2]

1 Year	-6.78%	-6.78%

5 Years	4.89%	4.89%

10 Years	10.03%	10.03%

CLASS R SHARES[2]

1 Year	-7.42%	-7.42%

5 Years	4.19%	4.19%

10 Years	9.32%	9.32%

CLASS K SHARES[2]

1 Year	-7.12%	-7.12%

5 Years	4.52%	4.52%

10 Years	9.65%	9.65%

CLASS I SHARES[2]

1 Year	-6.81%	-6.81%

5 Years	4.88%	4.88%

10 Years	10.03%	10.03%

CLASS Z SHARES[2]

1 Year	-6.71%	-6.71%

5 Years	4.96%	4.96%

Since Inception[3]	7.79%	7.79%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.83%, 0.83%, 1.52%, 1.21%, 0.86% and 0.78% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.90%

5 Years	2.58%

10 Years	8.36%

CLASS C SHARES

1 Year	-17.75%

5 Years	2.70%

10 Years[1]	8.03%

ADVISOR CLASS SHARES[2]

1 Year	-16.14%

5 Years	3.73%

10 Years	9.12%

CLASS R SHARES[2]

1 Year	-16.70%

5 Years	3.04%

10 Years	8.42%

CLASS K SHARES[2]

1 Year	-16.45%

5 Years	3.36%

10 Years	8.75%

CLASS I SHARES[2]

1 Year	-16.17%

5 Years	3.71%

10 Years	9.12%

CLASS Z SHARES[2]

1 Year	-16.13%

5 Years	3.79%

Since Inception[3]	7.13%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB DISCOVERY VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$981.90	$5.42	1.09%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$978.00	$9.12	1.84%
Hypothetical**	$1,000	$1,015.84	$9.30	1.84%
Advisor Class
Actual	$1,000	$982.80	$4.18	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%
Class R
Actual	$1,000	$979.80	$7.59	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
Class K
Actual	$1,000	$981.10	$6.06	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class I
Actual	$1,000	$983.00	$4.23	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class Z
Actual	$1,000	$983.00	$3.93	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,844.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Comerica, Inc.	$53,848,259	1.9%

Acadia Healthcare Co., Inc.	50,294,854	1.8

First Citizens BancShares, Inc./NC – Class A	49,212,943	1.7

IDACORP, Inc.	46,769,554	1.6

Zions Bancorp NA	45,345,195	1.6

Knight-Swift Transportation Holdings, Inc.	44,866,317	1.6

Envista Holdings Corp.	44,732,343	1.6

Wintrust Financial Corp.	44,422,180	1.6

Huntsman Corp.	44,127,697	1.6

Stifel Financial Corp.	43,525,648	1.5

	$467,144,990	16.5%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 24.5%
Banks – 13.2%
Comerica, Inc.	750,603	$53,848,259
First BanCorp./Puerto Rico	2,804,570	43,134,287
First Citizens BancShares, Inc./NC – Class A(a)	60,276	49,212,943
First Hawaiian, Inc.	1,544,066	40,994,952
Synovus Financial Corp.	935,794	39,425,001
Texas Capital Bancshares, Inc.(b)	493,625	29,612,564
Webster Financial Corp.	534,639	29,052,283
Wintrust Financial Corp.	485,860	44,422,180
Zions Bancorp NA	875,052	45,345,195

		375,047,664

Capital Markets – 3.5%
Cboe Global Markets, Inc.	220,670	27,989,783
Moelis & Co. – Class A	675,148	29,179,897
Stifel Financial Corp.	677,442	43,525,648

		100,695,328

Insurance – 6.7%
American Financial Group, Inc./OH	215,586	30,660,641
Everest Re Group Ltd.	82,410	27,849,635
Hanover Insurance Group, Inc. (The)	247,951	36,523,182
Kemper Corp.	526,850	29,988,302
Reinsurance Group of America, Inc.	225,040	32,495,776
Selective Insurance Group, Inc.(a)	341,645	32,838,918

		190,356,454

Thrifts & Mortgage Finance – 1.1%
BankUnited, Inc.	817,963	30,035,601

		696,135,047

Industrials – 21.8%
Aerospace & Defense – 1.2%
Spirit AeroSystems Holdings, Inc. – Class A	1,263,070	33,105,065

Airlines – 1.2%
Alaska Air Group, Inc.(b)	722,315	34,266,624

Building Products – 1.0%
Masonite International Corp.(b)	363,427	27,355,150

Construction & Engineering – 5.5%
AECOM	501,970	42,667,450
Arcosa, Inc.	627,740	38,354,914
Dycom Industries, Inc.(b)	280,589	25,572,882
Fluor Corp.(a)(b)	985,310	33,116,269
WillScot Mobile Mini Holdings Corp.(b)	369,421	17,809,786

		157,521,301

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 3.8%
Regal Rexnord Corp.	323,718	$42,442,667
Sensata Technologies Holding PLC	526,010	23,723,051
Vertiv Holdings Co.	3,017,970	41,798,885

		107,964,603

Machinery – 2.1%
Oshkosh Corp.	277,470	25,546,663
Timken Co. (The)	441,280	33,528,454

		59,075,117

Marine – 0.8%
Star Bulk Carriers Corp.(a)	1,254,704	24,153,052

Professional Services – 1.6%
Korn Ferry	350,490	19,988,445
Robert Half International, Inc.	312,845	24,645,929

		44,634,374

Road & Rail – 3.3%
Knight-Swift Transportation Holdings, Inc.(a)	809,423	44,866,317
RXO, Inc.(a)(b)	418,323	7,948,137
XPO Logistics, Inc.(b)	1,068,800	41,277,056

		94,091,510

Trading Companies & Distributors – 1.3%
Herc Holdings, Inc.(a)	293,367	37,600,848

		619,767,644

Consumer Discretionary – 15.3%
Auto Components – 1.9%
Dana, Inc.	1,831,591	32,254,318
Goodyear Tire & Rubber Co. (The)(b)	1,931,720	21,673,898

		53,928,216

Diversified Consumer Services – 1.2%
ADT, Inc.(a)	3,625,211	33,859,471

Hotels, Restaurants & Leisure – 3.3%
Dine Brands Global, Inc.(a)	414,671	30,930,310
Hilton Grand Vacations, Inc.(b)	769,762	33,884,923
Papa John’s International, Inc.(a)	350,679	29,197,534

		94,012,767

Household Durables – 3.0%
KB Home(a)	818,880	25,704,643
PulteGroup, Inc.	878,450	39,336,991
Taylor Morrison Home Corp.(a)(b)	712,121	21,641,357

		86,682,991

Specialty Retail – 2.1%
Bath & Body Works, Inc.	243,940	10,367,450
Sally Beauty Holdings, Inc.(b)	1,929,210	22,687,510
Williams-Sonoma, Inc.(a)	220,628	25,791,413

		58,846,373

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 3.8%
Carter’s, Inc.(a)	369,857	$27,014,355
Ralph Lauren Corp.(a)	358,902	40,598,994
Tapestry, Inc.	1,082,480	40,885,270

		108,498,619

		435,828,437

Information Technology – 9.1%
Communications Equipment – 0.8%
Lumentum Holdings, Inc.(a)(b)	393,670	21,628,230

Electronic Equipment, Instruments & Components – 2.2%
Avnet, Inc.	726,239	32,804,215
Belden, Inc.	372,772	29,985,780

		62,789,995

IT Services – 1.0%
Genpact Ltd.	604,769	27,885,899

Semiconductors & Semiconductor Equipment – 1.8%
Kulicke & Soffa Industries, Inc.	404,682	19,404,502
ON Semiconductor Corp.(a)(b)	293,770	22,091,504
Synaptics, Inc.(b)	97,500	10,332,075

		51,828,081

Software – 3.3%
ACI Worldwide, Inc.(b)	1,392,645	29,106,280
CommVault Systems, Inc.(b)	527,797	34,834,602
NortonLifeLock, Inc.	1,312,360	30,131,786

		94,072,668

		258,204,873

Real Estate – 6.2%
Equity Real Estate Investment Trusts (REITs) – 6.2%
Broadstone Net Lease, Inc. – Class A(a)	1,337,300	22,693,981
Camden Property Trust	285,170	34,314,506
Cousins Properties, Inc.	873,650	23,046,887
CubeSmart	873,458	36,152,427
Physicians Realty Trust	1,768,441	26,402,824
STAG Industrial, Inc.	1,052,134	34,625,730

		177,236,355

Health Care – 6.1%
Health Care Equipment & Supplies – 2.9%
Envista Holdings Corp.(b)	1,311,030	44,732,343
Integra LifeSciences Holdings Corp.(b)	656,950	36,092,833

		80,825,176

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.7%
Acadia Healthcare Co., Inc.(a)(b)	564,730	$50,294,854
Pediatrix Medical Group, Inc.(a)(b)	1,643,100	26,256,738

		76,551,592

Life Sciences Tools & Services – 0.5%
Syneos Health, Inc.(b)	407,200	14,366,016

		171,742,784

Materials – 6.0%
Chemicals – 2.3%
Huntsman Corp.	1,588,470	44,127,697
Innospec, Inc.	202,143	22,415,637

		66,543,334

Containers & Packaging – 1.5%
Berry Global Group, Inc.	711,490	41,693,314

Metals & Mining – 2.2%
ATI, Inc.(b)	1,174,399	35,830,913
Reliance Steel & Aluminum Co.	130,307	27,532,566

		63,363,479

		171,600,127

Energy – 4.7%
Energy Equipment & Services – 1.2%
Helmerich & Payne, Inc.	687,410	35,112,903

Oil, Gas & Consumable Fuels – 3.5%
Cameco Corp.(a)	1,106,760	26,982,809
HF Sinclair Corp.	553,338	34,495,091
Magnolia Oil & Gas Corp. – Class A(a)	1,446,542	37,725,815

		99,203,715

		134,316,618

Utilities – 2.5%
Electric Utilities – 1.7%
IDACORP, Inc.	423,139	46,769,554

Gas Utilities – 0.8%
Southwest Gas Holdings, Inc.	336,855	23,061,093

		69,830,647

Consumer Staples – 2.3%
Food Products – 2.3%
Hain Celestial Group, Inc. (The)(a)(b)	1,476,074	27,661,627
Nomad Foods Ltd.(b)	2,194,144	38,375,578

		66,037,205

Communication Services – 1.1%
Media – 1.1%
Criteo SA (Sponsored ADR)(b)	1,143,097	30,932,205

Total Common Stocks (cost $2,502,372,750)		2,831,631,942

16 | AB DISCOVERY VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(c)(d)(e) (cost $15,429,571)	15,429,571	$15,429,571

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $2,517,802,321)		2,847,061,513

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(c)(d)(e) (cost $49,755,300)	49,755,300	49,755,300

Total Investments – 101.8% (cost $2,567,557,621)		2,896,816,813
Other assets less liabilities – (1.8)%		(52,404,918)

Net Assets – 100.0%		$2,844,411,895

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,502,372,750)	$2,831,631,942	(a)
Affiliated issuers (cost $65,184,871—including investment of cash collateral for securities loaned of $49,755,300)	65,184,871
Receivable for investment securities sold	31,181,757
Unaffiliated dividends receivable	5,990,013
Receivable for shares of beneficial interest sold	797,159
Affiliated dividends receivable	37,849

Total assets	2,934,823,591

Liabilities
Payable for collateral received on securities loaned	49,755,300
Payable for investment securities purchased	25,123,111
Payable for shares of beneficial interest redeemed	13,454,161
Advisory fee payable	1,693,141
Distribution fee payable	79,339
Transfer Agent fee payable	56,969
Administrative fee payable	17,554
Accrued expenses	232,121

Total liabilities	90,411,696

Net Assets	$2,844,411,895

Composition of Net Assets
Paid-in capital	$2,360,482,039
Distributable earnings	483,929,856

Net Assets	$2,844,411,895

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$260,309,262	11,731,132	$22.19	*

C	$9,541,185	511,423	$18.66

Advisor	$1,485,482,094	64,882,490	$22.89

R	$34,034,411	1,599,145	$21.28

K	$17,615,601	809,219	$21.77

I	$132,169,139	6,003,812	$22.01

Z	$905,260,203	41,179,785	$21.98

(a)	Includes securities on loan with a value of $211,314,205 (see Note E).

*	The maximum offering price per share for Class A shares was $23.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $108,493)	$54,174,686
Affiliated issuers	180,681
Securities lending income	606,103	$54,961,470

Expenses
Advisory fee (see Note B)	21,998,945
Distribution fee—Class A	730,790
Distribution fee—Class C	110,430
Distribution fee—Class R	184,245
Distribution fee—Class K	54,416
Transfer agency—Class A	191,383
Transfer agency—Class C	7,500
Transfer agency—Advisor Class	1,035,943
Transfer agency—Class R	95,807
Transfer agency—Class K	43,533
Transfer agency—Class I	138,635
Transfer agency—Class Z	215,692
Custody and accounting	230,313
Registration fees	137,336
Printing	105,053
Administrative	100,801
Audit and tax	65,447
Legal	56,616
Trustees’ fees	56,164
Miscellaneous	101,564

Total expenses	25,660,613
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(18,152)

Net expenses		25,642,461

Net investment income		29,319,009

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		183,169,816
Net change in unrealized appreciation (depreciation) of:
Investments		(436,127,645)
Foreign currency denominated assets and liabilities		760

Net loss on investment and foreign currency transactions		(252,957,069)

Contributions from Affiliates (see Note B)		641

Net Decrease in Net Assets from Operations		$(223,637,419)

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,319,009	$33,602,957
Net realized gain on investment transactions	183,169,816	561,596,301
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(436,126,885)	343,024,109
Contributions from Affiliates (see Note B)	641	– 0	–

Net increase (decrease) in net assets from operations	(223,637,419)	938,223,367
Distributions to Shareholders
Class A	(29,905,009)	(1,454,912)
Class C	(1,288,816)	– 0	–
Advisor Class	(158,996,737)	(9,965,363)
Class R	(3,790,542)	(73,075)
Class K	(2,411,479)	(119,933)
Class I	(14,259,872)	(1,481,125)
Class Z	(92,482,454)	(8,199,612)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	97,661,437	(285,614,854)

Total increase (decrease)	(429,110,891)	631,314,493
Net Assets
Beginning of period	3,273,522,786	2,642,208,293

End of period	$2,844,411,895	$3,273,522,786

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,831,631,942		$	– 0	–	$	– 0	–	$2,831,631,942
Short-Term Investments	15,429,571			– 0	–		– 0	–	15,429,571
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	49,755,300			– 0	–		– 0	–	49,755,300

Total Investments in Securities	2,896,816,813			– 0	–		– 0	–	2,896,816,813
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,896,816,813		$	– 0	–	$	– 0	–	$2,896,816,813

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $100,801.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $800,409 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,142 from the sale of Class A shares and received $6,465 and $1,407 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee

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NOTES TO FINANCIAL STATEMENTS (continued)

of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $16,071.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$23,530	$697,245	$705,345	$15,430	$181
Government Money Market Portfolio*	1,795	247,927	199,967	49,755	136

Total				$65,185	$317

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2022, the Adviser reimbursed the Fund $641 for trading losses incurred due to a dividend estimate error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,667,707, $2,785,071 and $904,131 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement,

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NOTES TO FINANCIAL STATEMENTS (continued)

there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,496,961,246		$1,652,892,747
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,602,031,047

Gross unrealized appreciation	$498,059,768
Gross unrealized depreciation	(203,274,002)

Net unrealized appreciation	$294,785,766

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$211,314,205	$49,755,300	$163,928,101	$469,891	$136,212	$2,081

*	As of November 30, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021		Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	1,210,380	2,135,147		$28,049,850	$53,838,281

Shares issued in reinvestment of dividends and distributions	1,085,927	66,393		27,083,009	1,344,465

Shares converted from Class C	72,597	338,615		1,672,832	8,708,148

Shares redeemed	(3,174,655)	(3,431,160)		(71,958,978)	(83,793,329)

Net decrease	(805,751)	(891,005)		$(15,153,287)	$(19,902,435)

Class C
Shares sold	127,492	260,804		$2,424,379	$5,691,267

Shares issued in reinvestment of dividends and distributions	57,670	– 0	–	1,217,999	– 0	–

Shares converted to Class A	(85,920)	(395,489)		(1,672,832)	(8,708,148)

Shares redeemed	(195,382)	(168,759)		(3,747,251)	(3,544,558)

Net decrease	(96,140)	(303,444)		$(1,777,705)	$(6,561,439)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Advisor Class
Shares sold	9,607,167	15,628,283	$229,967,399	$400,721,198

Shares issued in reinvestment of dividends and distributions	5,066,090	355,734	130,046,545	7,395,709

Shares redeemed	(14,390,966)	(13,204,620)	(333,729,584)	(334,684,471)

Net increase	282,291	2,779,397	$26,284,360	$73,432,436

Class R
Shares sold	284,014	325,104	$6,422,492	$7,804,821

Shares issued in reinvestment of dividends and distributions	157,808	3,735	3,790,542	73,075

Shares redeemed	(513,219)	(909,027)	(11,401,746)	(21,359,825)

Net decrease	(71,397)	(580,188)	$(1,188,712)	$(13,481,929)

Class K
Shares sold	314,256	446,171	$7,230,321	$10,841,577

Shares issued in reinvestment of dividends and distributions	98,428	6,021	2,411,472	119,933

Shares redeemed	(655,564)	(685,337)	(14,619,650)	(16,009,473)

Net decrease	(242,880)	(233,145)	$(4,977,857)	$(5,047,963)

Class I
Shares sold	1,512,892	2,226,693	$33,624,535	$54,740,747

Shares issued in reinvestment of dividends and distributions	575,377	73,666	14,206,069	1,477,748

Shares redeemed	(1,948,967)	(5,776,663)	(43,326,522)	(141,684,317)

Net increase (decrease)	139,302	(3,476,304)	$4,504,082	$(85,465,822)

Class Z
Shares sold	5,157,313	5,668,027	$114,943,185	$140,463,857

Shares issued in reinvestment of dividends and distributions	3,747,823	408,983	92,308,884	8,187,843

Shares redeemed	(5,248,294)	(15,512,697)	(117,281,513)	(377,239,402)

Net increase (decrease)	3,656,842	(9,435,687)	$89,970,556	$(228,587,702)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However,

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NOTES TO FINANCIAL STATEMENTS (continued)

banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$233,593,877	$21,294,020
Net long-term capital gains	69,541,032	– 0	–

Total taxable distributions	$303,134,909	$21,294,020

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$26,286,620
Undistributed capital gains	162,856,710
Unrealized appreciation (depreciation)	294,786,526	(a)

Total accumulated earnings (deficit)	$483,929,856

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 26.15	$ 19.27	$ 20.27	$ 22.06	$ 24.15

Income From Investment Operations

Net investment income(a)(b)	.17	.20	.14	.12	.07

Net realized and unrealized gain (loss) on investment transactions	(1.73)	6.79	(.34)	.21	(.69)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.56)	6.99	(.20)	.33	(.62)

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.11)	(.16)	(.06)	(.04)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.40)	(.11)	(.80)	(2.12)	(1.47)

Net asset value, end of period	$ 22.19	$ 26.15	$ 19.27	$ 20.27	$ 22.06

Total Return

Total investment return based on net asset value(d)*	(6.98)%	36.43%	(1.09)%	2.58%	(2.57)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$260,309	$327,794	$258,777	$368,201	$422,764

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.08%	1.08%	1.15%	1.12%	1.10%

Expenses, before waivers/reimbursements(e)	1.08%	1.08%	1.15%	1.13%	1.10%

Net investment income(b)	.75%	.82%	.87%	.64%	.30%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.30	$ 16.47	$ 17.42	$ 19.34	$ 21.46

Income From Investment Operations

Net investment income (loss)(a)(b)	(.00	)(c)	.01	.02	(.02)	(.09)

Net realized and unrealized gain (loss) on investment transactions	(1.45)	5.82	(.32)	.16	(.60)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.45)	5.83	(.30)	.14	(.69)

Less: Dividends and Distributions

Dividends from net investment income	(.01)	– 0	–	(.01)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.19)	– 0	–	(.65)	(2.06)	(1.43)

Net asset value, end of period	$ 18.66	$ 22.30	$ 16.47	$ 17.42	$ 19.34

Total Return

Total investment return based on net asset value(d)*	(7.70)%	35.40%	(1.85)%	1.84%	(3.31)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,541	$13,548	$15,006	$36,124	$59,761

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.83%	1.83%	1.90%	1.88%	1.85%

Expenses, before waivers/reimbursements(e)	1.83%	1.83%	1.90%	1.88%	1.85%

Net investment income (loss)(b)	(.02)%	.03%	.12%	(.10)%	(.44)%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 26.90	$ 19.83	$ 20.83	$ 22.62	$ 24.72

Income From Investment Operations

Net investment income(a)(b)	.23	.27	.19	.18	.13

Net realized and unrealized gain (loss) on investment transactions	(1.78)	6.96	(.34)	.21	(.71)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.55)	7.23	(.15)	.39	(.58)

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.16)	(.21)	(.12)	(.09)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.46)	(.16)	(.85)	(2.18)	(1.52)

Net asset value, end of period	$ 22.89	$ 26.90	$ 19.83	$ 20.83	$ 22.62

Total Return

Total investment return based on net asset value(d)*	(6.78)%	36.76%	(.82)%	2.83%	(2.34)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,485,483	$1,738,004	$1,225,735	$1,310,091	$1,349,282

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.83%	.83%	.90%	.87%	.85%

Expenses, before waivers/reimbursements(e)	.83%	.83%	.90%	.88%	.85%

Net investment income(b)	1.00%	1.07%	1.10%	.89%	.56%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 25.16	$ 18.55	$ 19.54	$ 21.36	$ 23.48

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.09	.07	.05	(.02)

Net realized and unrealized gain (loss) on investment transactions	(1.68)	6.55	(.34)	.19	(.67)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.61)	6.64	(.27)	.24	(.69)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.03)	(.08)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.27)	(.03)	(.72)	(2.06)	(1.43)

Net asset value, end of period	$ 21.28	$ 25.16	$ 18.55	$ 19.54	$ 21.36

Total Return

Total investment return based on net asset value(d)*	(7.42)%	35.79%	(1.43)%	2.16%	(3.01)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,034	$42,024	$41,762	$60,911	$74,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.52%	1.51%	1.54%	1.52%	1.51%

Expenses, before waivers/reimbursements(e)	1.52%	1.52%	1.55%	1.53%	1.52%

Net investment income (loss)(b)	.30%	.37%	.46%	.24%	(.11)%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 25.69	$ 18.94	$ 19.94	$ 21.74	$ 23.80

Income From Investment Operations

Net investment income(a)(b)	.13	.17	.13	.10	.05

Net realized and unrealized gain (loss) on investment transactions	(1.70)	6.67	(.35)	.21	(.68)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.57)	6.84	(.22)	.31	(.63)

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.09)	(.14)	(.05)	– 0	–

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.35)	(.09)	(.78)	(2.11)	(1.43)

Net asset value, end of period	$ 21.77	$ 25.69	$ 18.94	$ 19.94	$ 21.74

Total Return

Total investment return based on net asset value(d)*	(7.12)%	36.21%	(1.13)%	2.48%	(2.69)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,616	$27,024	$24,349	$31,724	$37,062

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.21%	1.21%	1.23%	1.21%	1.20%

Expenses, before waivers/reimbursements(e)	1.21%	1.21%	1.24%	1.22%	1.21%

Net investment income(b)	.58%	.68%	.77%	.55%	.20%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 25.96	$ 19.14	$ 20.13	$ 21.94	$ 24.03

Income From Investment Operations

Net investment income(a)(b)	.22	.25	.18	.17	.12

Net realized and unrealized gain (loss) on investment transactions	(1.72)	6.73	(.32)	.20	(.68)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.50)	6.98	(.14)	.37	(.56)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.16)	(.21)	(.12)	(.10)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.45)	(.16)	(.85)	(2.18)	(1.53)

Net asset value, end of period	$ 22.01	$ 25.96	$ 19.14	$ 20.13	$ 21.94

Total Return

Total investment return based on net asset value(d)*	(6.81)%	36.71%	(.79)%	2.81%	(2.35)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$132,169	$152,215	$178,761	$231,569	$222,060

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.86%	.86%	.90%	.88%	.86%

Expenses, before waivers/reimbursements(e)	.86%	.86%	.90%	.88%	.86%

Net investment income(b)	.97%	1.03%	1.11%	.89%	.54%

Portfolio turnover rate	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 25.93	$ 19.12	$ 20.11	$ 21.93	$ 24.01

Income From Investment Operations

Net investment income(a)(b)	.24	.27	.20	.19	.14

Net realized and unrealized gain (loss) on investment transactions	(1.72)	6.72	(.33)	.19	(.68)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.48)	6.99	(.13)	.38	(.54)

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.18)	(.22)	(.14)	(.11)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(2.47)	(.18)	(.86)	(2.20)	(1.54)

Net asset value, end of period	$ 21.98	$ 25.93	$ 19.12	$ 20.11	$ 21.93

Total Return

Total investment return based on net asset value(d)*	(6.71)%	36.76%	(.71)%	2.89%	(2.25)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$905,260	$972,914	$897,818	$939,099	$781,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.79%	.78%	.81%	.79%	.77%

Expenses, before waivers/reimbursements(e)	.79%	.78%	.81%	.79%	.78%

Net investment income(b)	1.05%	1.11%	1.19%	.97%	.62%

Portfolio turnover rate.	50%	53%	52%	36%	42%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018, such waiver amounted to .01%.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019 and November 30, 2018 by .05% and .04%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2022. For individual shareholders, the Fund designates 20.93% of dividends paid as qualified dividend income. For corporate shareholders, 20.62% of dividends paid qualify for the dividends received deduction. The Fund designates $69,541,032 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 1001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Garry L. Moody,## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner there of from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Marshall C. Turner, Jr.,## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

James W. MacGregor 55	Vice President	Senior Vice President and Chief Investment Officer of US Small and Mid-Cap Value Equities. of the Adviser,** with which he has been associated since prior to 2018. He is also Head – US Value Equities since 2019.

Erik A. Turenchalk 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friendland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB DISCOVERY VALUE FUND | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

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National Portfolio

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TAXABLE

Bond Inflation Strategy

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

62 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 63

NOTES

64 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1122

NOV    11.30.22

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Value Fund (the "Fund"). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 10, 2023

This report provides management’s discussion of fund performance for the AB International Value Fund for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND[1,2]

Class A Shares	-0.15%	-4.78%

Class C Shares	-0.55%	-5.50%

Advisor Class Shares[3]	0.00%	-4.49%

Class R Shares[3]	-0.31%	-5.03%

Class K Shares[3]	-0.15%	-4.73%

Class I Shares[3]	-0.08%	-4.53%

MSCI EAFE Index (net)	-3.59%	-10.14%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2022, by 0.01% and 0.01%, respectively.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2022.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove the outperformance, relative to the benchmark, mainly due to selection within the industrials and consumer-staples sectors, while selection within consumer discretionary and materials detracted. Sector selection also contributed. Gains from an underweight to technology and an overweight to energy added to returns, while an overweight to consumer discretionary and an underweight to health care detracted. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, as an underweight to Australia offset gains from an underweight to Germany.

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection was positive, mainly due to selection within financials and real estate, while selection within consumer discretionary and consumer staples was negative. Sector selection was also positive. Overweights to consumer discretionary and consumer staples contributed most, offsetting losses from an overweight to communication services and an underweight to industrials. Overall country selection detracted for the period. An overweight to South Korea detracted most, while an overweight to the US contributed.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for the 12-month period and detracted for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended November 30, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by five additional rate raises, including four consecutive 0.75% increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, growth stocks declined, while value stocks rose and outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2012 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2012 to 11/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.78%	-8.84%

5 Years	-1.62%	-2.46%

10 Years	3.37%	2.92%

CLASS C SHARES

1 Year	-5.50%	-6.44%

5 Years	-2.36%	-2.36%

10 Years[1]	2.61%	2.61%

ADVISOR CLASS SHARES[2]

1 Year	-4.49%	-4.49%

5 Years	-1.35%	-1.35%

10 Years	3.65%	3.65%

CLASS R SHARES[2]

1 Year	-5.03%	-5.03%

5 Years	-1.87%	-1.87%

10 Years	3.12%	3.12%

CLASS K SHARES[2]

1 Year	-4.73%	-4.73%

5 Years	-1.60%	-1.60%

10 Years	3.42%	3.42%

CLASS I SHARES[2]

1 Year	-4.53%	-4.53%

5 Years	-1.30%	-1.30%

10 Years	3.80%	3.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.38%, 1.36%, 1.86%, 1.55% and 1.12% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.62%

5 Years	-2.89%

10 Years	2.24%

CLASS C SHARES

1 Year	-12.41%

5 Years	-2.79%

10 Years[1]	1.92%

ADVISOR CLASS SHARES[2]

1 Year	-10.62%

5 Years	-1.81%

10 Years	2.96%

CLASS R SHARES[2]

1 Year	-11.04%

5 Years	-2.30%

10 Years	2.44%

CLASS K SHARES[2]

1 Year	-10.81%

5 Years	-2.05%

10 Years	2.73%

CLASS I SHARES[2]

1 Year	-10.65%

5 Years	-1.75%

10 Years	3.11%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$998.50	$6.26	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000	$994.50	$10.00	2.00%
Hypothetical**	$1,000	$1,015.04	$10.10	2.00%
Advisor Class
Actual	$1,000	$1,000.00	$5.01	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class R
Actual	$1,000	$996.90	$7.51	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class K
Actual	$1,000	$998.50	$6.26	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class I
Actual	$1,000	$999.20	$5.01	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $106.8

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following: Australia, Austria, Canada, Denmark, Israel, Luxembourg, Macau, Norway, South Africa and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

November 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Nestle SA (REG)	$4,137,258	3.9%

Roche Holding AG (Genusschein)	4,066,467	3.8

Shell PLC	3,067,210	2.9

Sanofi	2,833,629	2.6

British American Tobacco PLC	2,449,461	2.3

Natwest Group PLC	2,412,485	2.3

Airbus SE	2,371,676	2.2

Koninklijke Ahold Delhaize NV	2,296,980	2.1

BNP Paribas SA	2,255,547	2.1

Bank of Ireland Group PLC	2,248,187	2.1

	$28,138,900	26.3%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.1%
Financials – 18.9%
Banks – 16.1%
ABN AMRO Bank NV(a)	152,653	$1,968,600
Banco Bilbao Vizcaya Argentaria SA	309,140	1,821,775
Bank Leumi Le-Israel BM	142,400	1,305,381
Bank of Ireland Group PLC	271,126	2,248,187
BNP Paribas SA	40,140	2,255,547
Erste Group Bank AG	52,880	1,655,746
KBC Group NV	36,980	2,048,458
Natwest Group PLC	758,569	2,412,485
Resona Holdings, Inc.	317,600	1,528,494

		17,244,673

Diversified Financial Services – 1.0%
ORIX Corp.	63,900	1,035,318

Insurance – 1.8%
Suncorp Group Ltd.	234,260	1,906,393

		20,186,384

Industrials – 17.1%
Aerospace & Defense – 5.3%
Airbus SE	20,660	2,371,676
Saab AB – Class B	35,010	1,302,383
Safran SA	16,080	1,987,258

		5,661,317

Electrical Equipment – 2.5%
Fuji Electric Co., Ltd.	32,400	1,342,496
Prysmian SpA	36,440	1,284,174

		2,626,670

Industrial Conglomerates – 3.1%
Hitachi Ltd.	29,300	1,566,947
Melrose Industries PLC	1,082,218	1,750,761

		3,317,708

Machinery – 4.3%
Alstom SA	41,883	1,099,678
Amada Co., Ltd.	227,400	1,833,278
Kawasaki Heavy Industries Ltd.	80,300	1,720,776

		4,653,732

Professional Services – 1.9%
Dip Corp.	29,800	895,728
UT Group Co., Ltd.	57,500	1,150,155

		2,045,883

		18,305,310

Consumer Discretionary – 14.1%
Auto Components – 1.0%
Faurecia SE(b)	65,539	1,091,884

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 3.4%
Stellantis NV	142,697	$2,245,937
Suzuki Motor Corp.	38,500	1,388,847

		3,634,784

Hotels, Restaurants & Leisure – 2.7%
Entain PLC	104,280	1,785,245
Galaxy Entertainment Group Ltd.	183,000	1,112,541

		2,897,786

Household Durables – 2.5%
Persimmon PLC	53,660	831,132
Sony Group Corp.	22,500	1,863,902

		2,695,034

Specialty Retail – 1.3%
Kingfisher PLC	452,480	1,323,232

Textiles, Apparel & Luxury Goods – 3.2%
Burberry Group PLC	82,370	2,177,024
Pandora A/S	16,850	1,282,804

		3,459,828

		15,102,548

Consumer Staples – 11.0%
Food & Staples Retailing – 2.2%
Koninklijke Ahold Delhaize NV	78,820	2,296,980

Food Products – 6.5%
Morinaga & Co., Ltd./Japan	25,500	686,989
Nestle SA (REG)	34,760	4,137,258
Nomad Foods Ltd.(b)	64,760	1,132,652
Salmar ASA	28,180	993,325

		6,950,224

Tobacco – 2.3%
British American Tobacco PLC	59,740	2,449,461

		11,696,665

Materials – 9.7%
Chemicals – 3.8%
Arkema SA	17,970	1,597,743
Tosoh Corp.	136,400	1,619,483
Zeon Corp.	91,800	894,626

		4,111,852

Construction Materials – 2.1%
CRH PLC	55,200	2,219,122

Metals & Mining – 3.8%
Anglo American PLC	37,510	1,559,483
ArcelorMittal SA	50,370	1,381,100
Endeavour Mining PLC	52,646	1,110,335

		4,050,918

		10,381,892

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 8.4%
Health Care Equipment & Supplies – 1.1%
ConvaTec Group PLC(a)	424,333	$1,187,209

Pharmaceuticals – 7.3%
Nippon Shinyaku Co., Ltd.(c)	15,400	913,591
Roche Holding AG (Genusschein)	12,450	4,066,467
Sanofi	31,370	2,833,629

		7,813,687

		9,000,896

Energy – 6.0%
Energy Equipment & Services – 2.9%
Shell PLC	104,940	3,067,210

Oil, Gas & Consumable Fuels – 3.1%
Cameco Corp.(c)	42,950	1,046,331
Repsol SA	144,804	2,235,820

		3,282,151

		6,349,361

Communication Services – 5.8%
Diversified Telecommunication Services – 2.9%
Deutsche Telekom AG (REG)	79,310	1,613,382
Nippon Telegraph & Telephone Corp.	53,200	1,475,182

		3,088,564

Entertainment – 2.0%
GungHo Online Entertainment, Inc.(c)	53,600	817,103
Konami Group Corp.	29,400	1,384,424

		2,201,527

Media – 0.9%
Criteo SA (Sponsored ADR)(b)	34,690	938,712

		6,228,803

Utilities – 3.7%
Electric Utilities – 3.7%
EDP – Energias de Portugal SA	461,824	2,191,375
Enel SpA	316,480	1,707,341

		3,898,716

Information Technology – 3.2%
Semiconductors & Semiconductor Equipment – 2.1%
NXP Semiconductors NV	6,450	1,134,168
SK Hynix, Inc.	16,100	1,062,600

		2,196,768

Technology Hardware, Storage & Peripherals – 1.1%
Samsung Electronics Co., Ltd.	24,070	1,156,538

		3,353,306

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 2.2%
Real Estate Management & Development – 2.2%
Aroundtown SA	256,520	$621,797
Daito Trust Construction Co., Ltd.	15,800	1,763,038

		2,384,835

Total Common Stocks (cost $108,439,920)		106,888,716

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio –Class AB, 3.50%(d)(e)(f) (cost $1,604,090)	1,604,090	1,604,090

Total Investments Before Security Lending Collateral for Securities Loaned – 101.6% (cost $110,044,010)		108,492,806

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio –Class AB, 3.50%(d)(e)(f) (cost $345,254)	345,254	345,254

Total Investments – 101.9% (cost $110,389,264)		108,838,060
Other assets less liabilities – (1.9)%		(1,993,730)

Net Assets – 100.0%		$106,844,330

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	SEK	31,425	USD	2,951	12/01/2022	$(41,596)
Bank of America, NA	USD	725	SEK	7,851	12/01/2022	23,070
Bank of America, NA	BRL	2,336	USD	441	12/02/2022	(8,907)
Bank of America, NA	USD	433	BRL	2,336	12/02/2022	16,673
Bank of America, NA	CHF	888	USD	910	12/07/2022	(29,420)
Bank of America, NA	EUR	6,383	USD	6,166	12/08/2022	(478,792)
Bank of America, NA	KRW	2,368,235	USD	1,657	01/30/2023	(160,627)
Bank of America, NA	USD	2,465	SEK	25,832	02/03/2023	5,682
Barclays Bank PLC	USD	1,360	SGD	1,904	12/07/2022	39,671
BNP Paribas SA	GBP	619	USD	738	01/18/2023	(9,169)
Citibank, NA	USD	1,601	SEK	16,732	12/01/2022	(8,009)
Citibank, NA	EUR	2,200	USD	2,155	12/08/2022	(135,401)
Citibank, NA	USD	523	EUR	506	12/08/2022	3,784

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, NA	CAD	881	USD	646	01/19/2023	$(9,888)
Citibank, NA	USD	5,602	AUD	8,829	01/19/2023	403,104
Deutsche Bank AG	USD	534	CHF	525	12/07/2022	20,959
Goldman Sachs Bank USA	JPY	155,526	USD	1,081	12/02/2022	(44,994)
Goldman Sachs Bank USA	USD	508	EUR	518	12/08/2022	31,093
HSBC Bank USA	ILS	2,345	USD	672	01/19/2023	(16,775)
Morgan Stanley Capital Services, Inc.	BRL	2,336	USD	433	12/02/2022	(16,758)
Morgan Stanley Capital Services, Inc.	USD	441	BRL	2,336	12/02/2022	8,907
Morgan Stanley Capital Services, Inc.	USD	522	JPY	75,484	12/02/2022	25,028
Morgan Stanley Capital Services, Inc.	EUR	537	USD	531	12/08/2022	(28,196)
Morgan Stanley Capital Services, Inc.	USD	431	BRL	2,336	01/04/2023	16,818
Natwest Markets PLC	KRW	328,260	USD	231	01/30/2023	(21,273)
Natwest Markets PLC	USD	489	CNH	3,500	02/16/2023	10,543
State Street Bank & Trust Co.	NOK	3,864	USD	375	12/01/2022	(17,389)
State Street Bank & Trust Co.	SEK	4,935	USD	441	12/01/2022	(28,940)
State Street Bank & Trust Co.	USD	624	NOK	6,690	12/01/2022	55,373
State Street Bank & Trust Co.	USD	500	SEK	5,472	12/01/2022	20,595
State Street Bank & Trust Co.	USD	605	SEK	6,305	12/01/2022	(4,850)
State Street Bank & Trust Co.	JPY	622,044	USD	4,289	12/02/2022	(215,293)
State Street Bank & Trust Co.	USD	3,367	JPY	485,411	12/02/2022	148,071
State Street Bank & Trust Co.	CHF	753	USD	799	12/07/2022	3,200
State Street Bank & Trust Co.	CHF	1,105	USD	1,131	12/07/2022	(37,574)
State Street Bank & Trust Co.	USD	1,224	CHF	1,196	12/07/2022	40,170
State Street Bank & Trust Co.	EUR	1,936	USD	1,929	12/08/2022	(86,377)
State Street Bank & Trust Co.	USD	2,201	EUR	2,190	12/08/2022	78,998
State Street Bank & Trust Co.	USD	353	EUR	339	12/08/2022	(227)
State Street Bank & Trust Co.	HKD	4,511	USD	575	01/12/2023	(1,914)
State Street Bank & Trust Co.	GBP	271	USD	328	01/18/2023	472
State Street Bank & Trust Co.	USD	292	GBP	247	01/18/2023	5,891
State Street Bank & Trust Co.	AUD	355	USD	224	01/19/2023	(17,305)
State Street Bank & Trust Co.	USD	268	AUD	400	01/19/2023	3,765
State Street Bank & Trust Co.	USD	482	MXN	9,410	01/19/2023	1,586
State Street Bank & Trust Co.	SEK	2,865	USD	273	02/03/2023	(608)
State Street Bank & Trust Co.	USD	284	NOK	2,826	02/03/2023	3,414
UBS AG	USD	1,247	JPY	177,724	12/02/2022	39,713
UBS AG	USD	3,070	CHF	3,001	12/07/2022	103,611

						$(310,091)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2022, the aggregate market value of these securities amounted to $3,155,809 or 2.9% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $108,439,920)	$106,888,716	(a)
Affiliated issuers (cost $1,949,344—including investment of cash collateral for securities loaned of $345,254)	1,949,344
Foreign currencies, at value (cost $7,665,253)	7,681,974
Unrealized appreciation on forward currency exchange contracts	1,110,191
Unaffiliated dividends receivable	583,052
Receivable due from Adviser	15,136
Receivable for shares of beneficial interest sold	9,885
Receivable for investment securities sold and foreign currency transactions	5,602
Affiliated dividends receivable	3,358

Total assets	118,247,258

Liabilities
Payable for investment securities purchased and foreign currency transactions	6,117,163
IRS closing agreement fees for foreign tax reclaims (see Note A.4)	3,292,427
Unrealized depreciation on forward currency exchange contracts	1,420,282
Payable for collateral received on securities loaned	345,254
Payable for shares of beneficial interest redeemed	77,888
Administrative fee payable	18,123
Distribution fee payable	16,084
Transfer Agent fee payable	8,310
Accrued expenses	107,397

Total liabilities	11,402,928

Net Assets	$106,844,330

Composition of Net Assets
Paid-in capital	$222,779,697
Accumulated loss	(115,935,367)

Net Assets	$106,844,330

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$68,800,836	5,336,436	$12.89	*

C	$938,463	74,405	$12.61

Advisor	$27,309,085	2,064,876	$13.23

R	$4,286,504	335,621	$12.77

K	$4,380,885	341,478	$12.83

I	$1,128,557	88,143	$12.80

(a)	Includes securities on loan with a value of $1,754,506 (see Note E).

*	The maximum offering price per share for Class A shares was $13.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $442,892)	$3,545,979
Affiliated issuers	23,455
Foreign withholding tax reclaims (see Note A.4)	7,511,955
Securities lending income	34,450
IRS closing agreement fees (see Note A.4)	(3,330,427)	$7,785,412

Expenses
Advisory fee (see Note B)	824,944
Distribution fee—Class A	173,649
Distribution fee—Class C	10,038
Distribution fee—Class R	22,330
Distribution fee—Class K	13,400
Transfer agency—Class A	189,993
Transfer agency—Class C	3,126
Transfer agency—Advisor Class	78,260
Transfer agency—Class R	11,612
Transfer agency—Class K	10,720
Transfer agency—Class I	223
Audit and tax	155,149
Administrative	101,361
Registration fees	83,127
Custody and accounting	71,813
Printing	42,944
Legal	35,472
Trustees’ fees	18,895
Miscellaneous	25,302

Total expenses	1,872,358
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(553,881)

Net expenses		1,318,477

Net investment income		6,466,935

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(1,381,250)
Forward currency exchange contracts		905,810
Foreign currency transactions		(101,085)
Net change in unrealized appreciation (depreciation) of:
Investments		(12,113,248)
Forward currency exchange contracts		(293,684)
Foreign currency denominated assets and liabilities		(34,976)
Net loss on investment and foreign currency transactions		(13,018,433)

Net Decrease in Net Assets from Operations		$(6,551,498)

(a)	Net of foreign realized capital gains taxes of $38,661.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,466,935	$2,970,269
Net realized gain (loss) on investment and foreign currency transactions	(576,525)	14,060,323
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(12,441,908)	(1,405,954)

Net increase (decrease) in net assets from operations	(6,551,498)	15,624,638
Distributions to Shareholders
Class A	(2,083,908)	(586,986)
Class C	(15,455)	– 0	–
Advisor Class	(938,935)	(310,439)
Class R	(128,902)	(23,282)
Class K	(175,426)	(58,644)
Class I	(37,014)	(66,285)
Transactions in Shares of Beneficial Interest
Net decrease	(9,126,499)	(18,530,391)

Total decrease	(19,057,637)	(3,951,389)
Net Assets
Beginning of period	125,901,967	129,853,356

End of period	$106,844,330	$125,901,967

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$20,186,384		$	– 0	–	$20,186,384
Industrials		– 0	–	18,305,310			– 0	–	18,305,310
Consumer Discretionary		– 0	–	15,102,548			– 0	–	15,102,548
Consumer Staples		1,132,652		10,564,013			– 0	–	11,696,665
Materials		– 0	–	10,381,892			– 0	–	10,381,892
Health Care		– 0	–	9,000,896			– 0	–	9,000,896
Energy		1,046,331		5,303,030			– 0	–	6,349,361
Communication Services		938,712		5,290,091			– 0	–	6,228,803
Utilities		– 0	–	3,898,716			– 0	–	3,898,716
Information Technology		1,134,168		2,219,138			– 0	–	3,353,306
Real Estate		– 0	–	2,384,835			– 0	–	2,384,835
Short-Term Investments		1,604,090		– 0	–		– 0	–	1,604,090
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		345,254		– 0	–		– 0	–	345,254

Total Investments in Securities		6,201,207		102,636,853	(a)		– 0	–	108,838,060
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	1,110,191			– 0	–	1,110,191

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(1,420,282)	$	– 0	–	$(1,420,282)

Total		$6,201,207		$102,326,762	$	– 0	–	$108,527,969

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts

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NOTES TO FINANCIAL STATEMENTS (continued)

previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2012 (“EU Reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. For the year ended November 30, 2022, The Fund successfully recovered taxes withheld by France and is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In the event that EU reclaims received by the Fund during a fiscal year exceed foreign withholding taxes paid by the Fund, and the Fund previously passed through to its shareholders foreign taxes incurred by the Fund to be used as a credit or deduction on a shareholder’s income tax return, the Fund will enter into a closing agreement with the Internal Revenue Service (“IRS”) in order to pay the associated liability. All closing agreement fees with the IRS related to reclaim amounts received by the fund are reflected as a reduction to income in the statement of operations.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the year ended November 30, 2022, such reimbursements/waivers amounted to $551,876.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $101,361.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $108,806 for the year ended November 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $334 from the sale of Class A shares and received $94 and $110 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $1,588.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$984	$28,804	$28,184	$1,604	$23
Government Money Market Portfolio*	319	30,543	30,517	345	1

Total				$1,949	$24

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,493,537, $2,379,775 and $2,431,114 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$45,114,151		$49,805,092
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$111,876,479

Gross unrealized appreciation	$11,022,094
Gross unrealized depreciation	(14,023,205)

Net unrealized depreciation	$(3,001,111)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2022, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,110,191	Unrealized depreciation on forward currency exchange contracts	$1,420,282

Total		$1,110,191		$1,420,282

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$905,810	$(293,684)

Total		$905,810	$(293,684)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$29,220,328
Average principal amount of sale contracts	$28,168,923

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2022. Exchange-traded

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NOTES TO FINANCIAL STATEMENTS (continued)

derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$45,425	$(45,425)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	39,671	– 0	–		– 0	–		– 0	–	39,671
Citibank, NA	406,888	(153,298)			– 0	–		– 0	–	253,590
Deutsche Bank AG	20,959	– 0	–		– 0	–		– 0	–	20,959
Goldman Sachs Bank USA	31,093	(31,093)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	50,753	(44,954)			– 0	–		– 0	–	5,799
Natwest Markets PLC	10,543	(10,543)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	361,535	(361,535)			– 0	–		– 0	–	– 0	–
UBS AG	143,324	– 0	–		– 0	–		– 0	–	143,324

Total	$1,110,191	$(646,848)		$	– 0	–	$	– 0	–	$463,343	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$719,342	$(45,425)		$	– 0	–	$	– 0	–	$673,917
BNP Paribas SA	9,169	– 0	–		– 0	–		– 0	–	9,169
Citibank, NA	153,298	(153,298)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	44,994	(31,093)			– 0	–		– 0	–	13,901
HSBC Bank USA	16,775	– 0	–		– 0	–		– 0	–	16,775
Morgan Stanley Capital Services, Inc.	44,954	(44,954)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	21,273	(10,543)			– 0	–		– 0	–	10,730
State Street Bank & Trust Co.	410,477	(361,535)			– 0	–		– 0	–	48,942

Total	$1,420,282	$(646,848)		$	– 0	–	$	– 0	–	$773,434	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures

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and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities

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NOTES TO FINANCIAL STATEMENTS (continued)

lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,754,506	$345,254	$1,582,302	$32,988	$1,462	$417

*	As of November 30, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	404,551	461,561	$5,075,512	$6,642,673

Shares issued in reinvestment of dividends	134,508	41,071	1,880,417	533,507

Shares converted from Class C	5,038	53,038	66,360	787,169

Shares redeemed	(835,783)	(1,318,311)	(10,564,284)	(18,643,871)

Net decrease	(291,686)	(762,641)	$(3,541,995)	$(10,680,522)

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Shares	Amount
Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Class C
Shares sold	5,952	8,396	$77,460	$117,500

Shares issued in reinvestment of dividends	1,036	– 0	–	14,278	– 0	–

Shares converted to Class A	(5,144)	(54,295)	(66,360)	(787,169)

Shares redeemed	(18,413)	(40,933)	(233,376)	(563,151)

Net decrease	(16,569)	(86,832)	$(207,998)	$(1,232,820)

Advisor Class
Shares sold	138,576	172,998	$1,829,764	$2,471,355

Shares issued in reinvestment of dividends	51,990	18,534	743,976	246,319

Shares redeemed	(423,678)	(388,773)	(5,435,432)	(5,613,711)

Net decrease	(233,112)	(197,241)	$(2,861,692)	$(2,896,037)

Class R
Shares sold	45,421	87,142	$565,186	$1,229,701

Shares issued in reinvestment of dividends	9,274	1,804	128,819	23,270

Shares redeemed	(109,279)	(185,859)	(1,400,632)	(2,589,477)

Net decrease	(54,584)	(96,913)	$(706,627)	$(1,336,506)

Class K
Shares sold	179,736	308,530	$2,389,300	$4,088,352

Shares issued in reinvestment of dividends	12,602	4,536	175,426	58,644

Shares redeemed	(326,575)	(408,575)	(4,193,446)	(5,698,030)

Net decrease	(134,237)	(95,509)	$(1,628,720)	$(1,551,034)

Class I
Shares sold	15,776	318,443	$198,418	$4,155,141

Shares issued in reinvestment of dividends	2,673	5,134	37,014	66,285

Shares redeemed	(31,183)	(368,220)	(414,899)	(5,054,898)

Net decrease	(12,734)	(44,643)	$(179,467)	$(833,472)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic

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NOTES TO FINANCIAL STATEMENTS (continued)

changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR,

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announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,379,640	$1,045,636

Total taxable distributions paid	$3,379,640	$1,045,636

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,237,521
Accumulated capital and other losses	(120,261,593	)(a)
Unrealized appreciation (depreciation)	(3,033,606	)(b)

Total accumulated earnings (deficit)	$(122,057,678	)(c)

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $120,261,593.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

40 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund had a net short-term capital loss carryforward of $40,253,764 and a net long-term capital loss carryforward of $80,007,829, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.94	$ 12.58	$ 12.84	$ 12.32	$ 14.98

Income From Investment Operations

Net investment income(a)(b)	.74	.30	.11	.19	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.42)	1.15	(.23)	.36	(2.54)

Net increase (decrease) in net asset value from operations	(.68)	1.45	(.12)	.55	(2.38)

Less: Dividends

Dividends from net investment income	(.37)	(.09)	(.14)	(.03)	(.28)

Net asset value, end of period	$ 12.89	$ 13.94	$ 12.58	$ 12.84	$ 12.32

Total Return

Total investment return based on net asset value(c)*	(5.08)%^	11.51%	(.85)%	4.47%	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$69	$79	$80	$102	$117

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.44%	1.43%

Expenses, before waivers/reimbursements	1.76%	1.61%	1.65%	1.61%	1.43%

Net investment income(b)	5.92%	2.10%	1.00%	1.56%	1.11%

Portfolio turnover rate	42%	45%	48%	47%	34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2022	2021		2020		2019		2018

Net asset value, beginning of period	$ 13.56	$ 12.25		$ 12.46		$ 12.02		$ 14.45

Income From Investment Operations

Net investment income(a)(b)	.61	.20		.03		.10		.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.38)	1.11		(.24)		.34		(2.47)

Net increase (decrease) in net asset value from operations	(.77)	1.31		(.21)		.44		(2.42)

Less: Dividends

Dividends from net investment income	(.18)	– 0	–	(.00	)(d)	– 0	–	(.01)

Net asset value, end of period	$ 12.61	$ 13.56		$ 12.25		$ 12.46		$ 12.02

Total Return

Total investment return based on net asset value(c)*	(5.80)%^	10.69%		(1.67)%		3.66%		(16.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$938	$1,233		$2,178		$4,775		$8,295

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.00%	2.00%		2.00%		2.22%		2.18%

Expenses, before waivers/reimbursements	2.54%	2.38%		2.43%		2.37%		2.18%

Net investment income(b)	4.97%	1.44%		.26%		.86%		.34%

Portfolio turnover rate	42%	45%		48%		47%		34%

See footnote summary on page 47.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.29	$ 12.90	$ 13.16	$ 12.63	$ 15.33

Income From Investment Operations

Net investment income(a)(b)	.77	.35	.15	.23	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.42)	1.17	(.23)	.36	(2.59)

Net increase (decrease) in net asset value from operations	(.65)	1.52	(.08)	.59	(2.39)

Less: Dividends

Dividends from net investment income	(.41)	(.13)	(.18)	(.06)	(.31)

Net asset value, end of period	$ 13.23	$ 14.29	$ 12.90	$ 13.16	$ 12.63

Total Return

Total investment return based on net asset value(c)*	(4.77)%^	11.82%	(.68)%	4.72%	(15.92)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$27	$33	$32	$38	$46

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00%	1.20%	1.18%

Expenses, before waivers/reimbursements	1.51%	1.36%	1.40%	1.36%	1.18%

Net investment income(b)	6.01%	2.36%	1.25%	1.84%	1.36%

Portfolio turnover rate	42%	45%	48%	47%	34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 13.81	$ 12.46	$ 12.71	$ 12.20		$ 14.83

Income From Investment Operations

Net investment income(a)(b)	.69	.26	.08	.16		.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.40)	1.14	(.22)	.35		(2.52)

Net increase (decrease) in net asset value from operations	(.71)	1.40	(.14)	.51		(2.40)

Less: Dividends

Dividends from net investment income	(.33)	(.05)	(.11)	– 0	–	(.23)

Net asset value, end of period	$ 12.77	$ 13.81	$ 12.46	$ 12.71		$ 12.20

Total Return

Total investment return based on net asset value(c)*	(5.33)%^	11.26%	(1.12)%	4.18%		(16.41)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,286	$5,387	$6,068	$9,623		$12,079

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.69%		1.72%

Expenses, before waivers/reimbursements	2.00%	1.86%	1.88%	1.83%		1.73%

Net investment income(b)	5.52%	1.85%	.74%	1.32%		.82%

Portfolio turnover rate	42%	45%	48%	47%		34%

See footnote summary on page 47.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.87	$ 12.54	$ 12.81	$ 12.29	$ 14.93

Income From Investment Operations

Net investment income(a)(b)	.64	.30	.12	.20	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.31)	1.13	(.23)	.35	(2.52)

Net increase (decrease) in net asset value from operations	(.67)	1.43	(.11)	.55	(2.36)

Less: Dividends

Dividends from net investment income	(.37)	(.10)	(.16)	(.03)	(.28)

Net asset value, end of period	$ 12.83	$ 13.87	$ 12.54	$ 12.81	$ 12.29

Total Return

Total investment return based on net asset value(c)*	(5.03)%^	11.49%	(.92)%	4.48%	(16.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,381	$6,599	$7,162	$8,425	$9,390

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.40%	1.41%

Expenses, before waivers/reimbursements	1.68%	1.55%	1.57%	1.52%	1.42%

Net investment income(b)	5.08%	2.09%	1.02%	1.65%	1.12%

Portfolio turnover rate	42%	45%	48%	47%	34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.88	$ 12.57	$ 12.86	$ 12.35	$ 15.01

Income From Investment Operations

Net investment income(a)(b)	.78	.32	.15	.24	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.42)	1.15	(.23)	.35	(2.54)

Net increase (decrease) in net asset value from operations	(.64)	1.47	(.08)	.59	(2.31)

Less: Dividends

Dividends from net investment income	(.44)	(.16)	(.21)	(.08)	(.35)

Net asset value, end of period	$ 12.80	$ 13.88	$ 12.57	$ 12.86	$ 12.35

Total Return

Total investment return based on net asset value(c)*	(4.83)%^	11.78%	(.64)%	4.87%	(15.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,129	$1,400	$1,829	$7,342	$4,280

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00%	1.03%	.98%

Expenses, before waivers/reimbursements	1.26%	1.12%	1.14%	1.11%	.99%

Net investment income(b)	6.26%	2.28%	1.30%	1.97%	1.61%

Portfolio turnover rate	42%	45%	48%	47%	34%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2022, November 30, 2020 and November 30, 2019 by .01%, .04% and .19%, respectively.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2022.

For the taxable year ended November 30, 2022, the Fund designates 88.41% as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Justin Moreau(2), Vice President Avi Lavi(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Moreau and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Garry L. Moody,## Chairman of the Board 70 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		75	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Marshall C. Turner, Jr.,## 81 (2005)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Avi Lavi 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Global and International Value Equities.

Justin Moreau 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2018.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

58 | AB INTERNATIONAL VALUE FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

NOTES

68 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1122

NOV    11.30.22

ANNUAL REPORT

AB VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 5, 2023

This report provides management’s discussion of fund performance for the AB Value Fund for the annual reporting period ended November 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	1.88%	3.39%

Class C Shares	1.52%	2.62%

Advisor Class Shares[1]	2.06%	3.66%

Class R Shares[1]	1.66%	2.91%

Class K Shares[1]	1.86%	3.25%

Class I Shares[1]	2.02%	3.66%

Russell 1000 Value Index	0.90%	2.42%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2022.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove outperformance, relative to the benchmark. Selection within the consumer-discretionary and financials sectors contributed most, while selection within health care and energy detracted. Sector selection was also positive. Gains from underweights to communication services and consumer discretionary offset losses from an overweight to technology and an underweight to the industrials sector.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Both security and sector selection contributed to returns. Security selection within financials and consumer staples was positive, while selection within energy and health care offset some gains. From a sector selection perspective, an underweight to materials and an overweight to consumer discretionary added to returns, while an overweight to communication services and an underweight to energy detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended November 30, 2022. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by five additional rate raises, including four consecutive 0.75% increases. Equity markets began to rebound at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes and review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, growth stocks declined, while value stocks rose and outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and

(continued on next page)

abfunds.com	AB VALUE FUND | 3

stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2012 TO 11/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2012 to 11/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.39%	-1.01%

5 Years	5.53%	4.62%

10 Years	8.72%	8.25%

CLASS C SHARES

1 Year	2.62%	1.68%

5 Years	4.74%	4.74%

10 Years[1]	7.92%	7.92%

ADVISOR CLASS SHARES[2]

1 Year	3.66%	3.66%

5 Years	5.80%	5.80%

10 Years	9.02%	9.02%

CLASS R SHARES[2]

1 Year	2.91%	2.91%

5 Years	5.07%	5.07%

10 Years	8.27%	8.27%

CLASS K SHARES[2]

1 Year	3.25%	3.25%

5 Years	5.39%	5.39%

10 Years	8.60%	8.60%

CLASS I SHARES[2]

1 Year	3.66%	3.66%

5 Years	5.84%	5.84%

10 Years	9.07%	9.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.71%, 0.70%, 1.41%, 1.11% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.94%

5 Years	3.04%

10 Years	7.41%

CLASS C SHARES

1 Year	-8.52%

5 Years	3.15%

10 Years[1]	7.08%

ADVISOR CLASS SHARES[2]

1 Year	-6.78%

5 Years	4.18%

10 Years	8.16%

CLASS R SHARES[2]

1 Year	-7.33%

5 Years	3.48%

10 Years	7.43%

CLASS K SHARES[2]

1 Year	-7.15%

5 Years	3.78%

10 Years	7.75%

CLASS I SHARES[2]

1 Year	-6.76%

5 Years	4.23%

10 Years	8.20%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.80	$4.81	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class C
Actual	$1,000	$1,015.20	$8.64	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
Advisor Class
Actual	$1,000	$1,020.60	$3.55	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%
Class R
Actual	$1,000	$1,016.60	$6.67	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class K
Actual	$1,000	$1,018.60	$5.62	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class I
Actual	$1,000	$1,020.20	$3.44	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $400.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Walmart, Inc.	$17,666,545	4.4%

Wells Fargo & Co.	16,762,553	4.2

Bank of America Corp.	14,827,813	3.7

Oracle Corp.	13,228,588	3.3

PACCAR, Inc.	12,808,014	3.2

Progressive Corp. (The)	11,535,902	2.9

NXP Semiconductors NV	11,064,908	2.8

PulteGroup, Inc.	10,314,580	2.6

Medtronic PLC	10,289,506	2.6

Comcast Corp. – Class A	10,248,318	2.6

	$128,746,727	32.3%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Financials – 18.7%
Banks – 8.8%
Bank of America Corp.	391,752	$14,827,813
First Citizens BancShares, Inc./NC – Class A	4,566	3,727,956
Wells Fargo & Co.	349,584	16,762,553

		35,318,322

Capital Markets – 3.3%
LPL Financial Holdings, Inc.	22,311	5,281,237
Morgan Stanley	84,297	7,845,522

		13,126,759

Insurance – 6.6%
MetLife, Inc.	130,918	10,041,411
Progressive Corp. (The)	87,294	11,535,902
Reinsurance Group of America, Inc.	33,346	4,815,162

		26,392,475

		74,837,556

Health Care – 15.8%
Health Care Equipment & Supplies – 4.1%
Medtronic PLC	130,181	10,289,506
Zimmer Biomet Holdings, Inc.	50,282	6,038,868

		16,328,374

Health Care Providers & Services – 3.7%
Centene Corp.(a)	102,178	8,894,595
UnitedHealth Group, Inc.	10,674	5,846,790

		14,741,385

Life Sciences Tools & Services – 1.9%
Thermo Fisher Scientific, Inc.	13,735	7,694,622

Pharmaceuticals – 6.1%
Bristol-Myers Squibb Co.	58,233	4,674,945
Merck & Co., Inc.	87,405	9,625,039
Roche Holding AG (Sponsored ADR)	245,749	10,056,049

		24,356,033

		63,120,414

Consumer Discretionary – 12.1%
Auto Components – 0.6%
Goodyear Tire & Rubber Co. (The)(a)	97,227	1,090,887
Magna International, Inc.	18,240	1,123,401

		2,214,288

Automobiles – 1.8%
Ford Motor Co.	528,969	7,352,669

Hotels, Restaurants & Leisure – 3.3%
Hyatt Hotels Corp. – Class A(a)	77,036	7,728,251

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Restaurant Brands International, Inc.	81,333	$5,396,445

		13,124,696

Household Durables – 2.6%
PulteGroup, Inc.	230,339	10,314,580

Internet & Direct Marketing Retail – 1.1%
eBay, Inc.	94,622	4,299,624

Specialty Retail – 1.6%
AutoZone, Inc.(a)	2,526	6,514,554

Textiles, Apparel & Luxury Goods – 1.1%
Tapestry, Inc.	118,080	4,459,882

		48,280,293

Industrials – 9.8%
Aerospace & Defense – 0.8%
Spirit AeroSystems Holdings, Inc. – Class A	117,006	3,066,727

Construction & Engineering – 1.1%
AECOM	50,338	4,278,730

Electrical Equipment – 1.9%
Regal Rexnord Corp.	36,104	4,733,595
Sensata Technologies Holding PLC	65,938	2,973,804

		7,707,399

Industrial Conglomerates – 1.0%
General Electric Co.	48,301	4,152,437

Machinery – 3.2%
PACCAR, Inc.	120,933	12,808,014

Road & Rail – 0.5%
Lyft, Inc. – Class A(a)	169,427	1,900,971

Trading Companies & Distributors – 1.3%
WW Grainger, Inc.	9,071	5,470,358

		39,384,636

Information Technology – 9.4%
Semiconductors & Semiconductor Equipment – 2.8%
NXP Semiconductors NV	62,926	11,064,908

Software – 5.3%
NortonLifeLock, Inc.	341,501	7,840,863
Oracle Corp.	159,323	13,228,588

		21,069,451

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.3%
Western Digital Corp.(a)	145,649	$5,352,601

		37,486,960

Communication Services – 8.5%
Diversified Telecommunication Services – 3.4%
Charter Communications, Inc. – Class A(a)	8,984	3,515,349
Comcast Corp. – Class A	279,703	10,248,318

		13,763,667

Entertainment – 1.4%
Walt Disney Co. (The)(a)	57,892	5,665,890

Interactive Media & Services – 2.1%
Alphabet, Inc. – Class C(a)	62,892	6,380,393
Meta Platforms, Inc. – Class A(a)	17,339	2,047,736

		8,428,129

Wireless Telecommunication Services – 1.6%
T-Mobile US, Inc.(a)	40,873	6,190,625

		34,048,311

Energy – 7.1%
Energy Equipment & Services – 2.4%
Baker Hughes Co.	336,086	9,753,216

Oil, Gas & Consumable Fuels – 4.7%
Cameco Corp.	164,108	4,000,953
EOG Resources, Inc.	62,777	8,909,940
Valero Energy Corp.	44,191	5,904,801

		18,815,694

		28,568,910

Consumer Staples – 6.9%
Beverages – 2.5%
Coca-Cola Co. (The)	155,318	9,879,778

Food & Staples Retailing – 4.4%
Walmart, Inc.	115,907	17,666,545

		27,546,323

Utilities – 4.6%
Electric Utilities – 2.2%
American Electric Power Co., Inc.	92,016	8,907,149

Multi-Utilities – 2.4%
Ameren Corp.	107,665	9,616,638

		18,523,787

abfunds.com	AB VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 3.6%
Chemicals – 1.7%
LyondellBasell Industries NV – Class A	80,345	$6,830,129

Metals & Mining – 1.9%
ATI, Inc.(a)	251,469	7,672,319

		14,502,448

Real Estate – 3.3%
Equity Real Estate Investment Trusts (REITs) – 3.3%
Americold Realty Trust, Inc.	99,388	2,966,732
CubeSmart	110,775	4,584,977
VICI Properties, Inc.	171,459	5,863,898

		13,415,607

Total Common Stocks (cost $337,677,921)		399,715,245

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(b)(c)(d) (cost $1,142,439)	1,142,439	1,142,439

Total Investments – 100.1% (cost $338,820,360)		400,857,684
Other assets less liabilities – (0.1)%		(244,611)

Net Assets – 100.0%		$400,613,073

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $337,677,921)	$399,715,245
Affiliated issuers (cost $1,142,439)	1,142,439
Receivable for investment securities sold	7,346,402
Unaffiliated dividends receivable	846,746
Receivable for shares of beneficial interest sold	16,775
Affiliated dividends receivable	2,082

Total assets	409,069,689

Liabilities
Payable for investment securities purchased	7,400,256
Payable for shares of beneficial interest redeemed	726,595
Advisory fee payable	175,728
Administrative fee payable	18,123
Distribution fee payable	12,262
Transfer Agent fee payable	8,688
Accrued expenses	114,964

Total liabilities	8,456,616

Net Assets	$400,613,073

Composition of Net Assets
Paid-in capital	$294,829,422
Distributable earnings	105,783,651

Net Assets	$400,613,073

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$48,670,769	2,811,448	$17.31	*

C	$1,474,300	84,871	$17.37

Advisor	$341,918,935	19,697,681	$17.36

R	$327,905	19,080	$17.19

K	$6,582,723	388,646	$16.94

I	$1,638,441	95,338	$17.19

*	The maximum offering price per share for Class A shares was $18.08 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $86,260)	$8,435,545
Affiliated issuers	12,145
Securities lending income	3,684	$8,451,374

Expenses
Advisory fee (see Note B)	2,241,213
Distribution fee—Class A	122,101
Distribution fee—Class C	15,044
Distribution fee—Class R	1,648
Distribution fee—Class K	17,390
Transfer agency—Class A	21,629
Transfer agency—Class C	786
Transfer agency—Advisor Class	154,141
Transfer agency—Class R	705
Transfer agency—Class K	13,912
Transfer agency—Class I	323
Administrative	101,361
Registration fees	90,513
Custody and accounting	68,194
Audit and tax	56,378
Legal	37,529
Printing	31,914
Trustees’ fees	22,736
Miscellaneous	24,921

Total expenses	3,022,438
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,026)

Net expenses		3,021,412

Net investment income		5,429,962

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		39,963,402
Net change in unrealized appreciation (depreciation) of:
Investments		(31,191,299)
Foreign currency denominated assets and liabilities		113

Net gain on investment and foreign currency transactions		8,772,216

Contributions from Affiliates (see Note B)		13

Net Increase in Net Assets from Operations		$14,202,191

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,429,962	$4,726,565
Net realized gain on investment transactions	39,963,402	47,496,583
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(31,191,186)	41,356,638
Contributions from Affiliates (see Note B)	13	– 0	–

Net increase in net assets from operations	14,202,191	93,579,786
Distributions to Shareholders
Class A	(4,822,400)	(513,606)
Class C	(124,090)	(828)
Advisor Class	(35,661,440)	(4,454,741)
Class R	(32,231)	(1,380)
Class K	(714,299)	(65,667)
Class I	(176,866)	(22,428)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	2,234,670	(29,455,800)

Total increase (decrease)	(25,094,465)	59,065,336
Net Assets
Beginning of period	425,707,538	366,642,202

End of period	$400,613,073	$425,707,538

See notes to financial statements.

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$399,715,245		$	– 0	–	$	– 0	–	$399,715,245
Short-Term Investments	1,142,439			– 0	–		– 0	–	1,142,439

Total Investments in Securities	400,857,684			– 0	–		– 0	–	400,857,684
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$400,857,684		$	– 0	–	$	– 0	–	$400,857,684

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2022, the reimbursement for such services amounted to $101,361.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $103,523 for the year ended November 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,374 from the sale of Class A shares and received $86 and $1,648 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2022, such waiver amounted to $1,009.

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$322	$132,546	$131,726	$1,142		$12
Government Money Market Portfolio*	2,519	15,226	17,745	– 0	–	0	**

Total				$1,142		$12

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2022, the Adviser reimbursed the Fund $13 for losses incurred due to a dividend estimate error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $977,641, $147,868 and $84,899 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$185,312,724		$219,184,992
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$339,423,877

Gross unrealized appreciation	$78,685,419
Gross unrealized depreciation	(17,251,612)

Net unrealized appreciation	$61,433,807

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2022 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$3,568	$116	$17

*	As of November 30, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Class A
Shares sold	137,477	104,025	$2,315,350	$1,873,392

Shares issued in reinvestment of dividends and distributions	244,701	29,169	4,213,745	440,446

Shares converted from Class C	7,743	19,330	132,560	362,348

Shares redeemed	(301,779)	(336,268)	(5,036,982)	(5,948,838)

Net increase (decrease)	88,142	(183,744)	$1,624,673	$(3,272,652)

Class C
Shares sold	38,449	59,722	$649,158	$1,097,983

Shares issued in reinvestment of dividends and distributions	4,990	32	86,833	495

Shares converted to Class A	(7,686)	(19,212)	(132,560)	(362,348)

Shares redeemed	(27,569)	(34,301)	(444,465)	(631,610)

Net increase	8,184	6,241	$158,966	$104,520

abfunds.com	AB VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Advisor Class
Shares sold	1,977,506	2,051,586	$33,412,153	$35,906,418

Shares issued in reinvestment of dividends and distributions	1,827,748	252,827	31,473,817	3,817,681

Shares redeemed	(3,798,401)	(3,711,354)	(63,929,432)	(65,667,145)

Net increase (decrease)	6,853	(1,406,941)	$956,538	$(25,943,046)

Class R
Shares sold	3,140	2,017	$53,351	$34,069

Shares issued in reinvestment of dividends and distributions	1,878	92	32,230	1,380

Shares redeemed	(5,307)	(4,464)	(90,124)	(74,828)

Net decrease	(289)	(2,355)	$(4,543)	$(39,379)

Class K
Shares sold	104,716	118,527	$1,733,886	$2,060,679

Shares issued in reinvestment of dividends and distributions	42,341	4,428	714,292	65,666

Shares redeemed	(176,899)	(133,193)	(2,914,819)	(2,320,728)

Net decrease	(29,842)	(10,238)	$(466,641)	$(194,383)

Class I
Shares sold	1,797	1,309	$29,835	$23,244

Shares issued in reinvestment of dividends and distributions	2,266	295	38,642	4,419

Shares redeemed	(6,089)	(7,660)	(102,800)	(138,523)

Net decrease	(2,026)	(6,056)	$(34,323)	$(110,860)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$16,429,574	$5,058,650
Net long-term capital gains	25,101,752	– 0	–

Total taxable distributions paid	$41,531,326	$5,058,650

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,908,608
Undistributed capital gains	39,441,123
Unrealized appreciation (depreciation)	61,433,920	(a)

Total accumulated earnings (deficit)	$105,783,651

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.45	$ 14.86	$ 15.30	$ 15.36	$ 15.93

Income From Investment Operations

Net investment income(a)(b)	.19	.16	.19	.20	.14

Net realized and unrealized gain (loss) on investment transactions	.44	3.61	(.30)	.38	(.55)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.63	3.77	(.11)	.58	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.18)	(.22)	(.15)	(.16)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.77)	(.18)	(.33)	(.64)	(.16)

Net asset value, end of period	$ 17.31	$ 18.45	$ 14.86	$ 15.30	$ 15.36

Total Return

Total investment return based on net asset value(d)*	3.39%	25.68%	(.76)%	4.14%	(2.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48,671	$50,255	$43,203	$46,800	$51,284

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.95%	.95%	.99%	.99%	.97%

Expenses, before waivers/reimbursements	.95%	.95%	.99%	.99%	.97%

Net investment income(b)	1.12%	.90%	1.44%	1.38%	.90%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.50	$ 14.85	$ 15.28	$ 15.30	$ 15.81

Income From Investment Operations

Net investment income(a)(b)	.06	.03	.09	.09	.02

Net realized and unrealized gain (loss) on investment transactions	.44	3.63	(.32)	.38	(.53)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50	3.66	(.23)	.47	(.51)

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.01)	(.09)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.63)	(.01)	(.20)	(.49)	– 0	–

Net asset value, end of period	$ 17.37	$ 18.50	$ 14.85	$ 15.28	$ 15.30

Total Return

Total investment return based on net asset value(d)*	2.62%	24.75%	(1.54)%	3.35%	(3.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,474	$1,419	$1,046	$1,899	$2,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.71%	1.71%	1.75%	1.74%	1.72%

Expenses, before waivers/reimbursements	1.71%	1.71%	1.75%	1.74%	1.73%

Net investment income(b)	.38%	.15%	.69%	.62%	.13%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.50	$ 14.90	$ 15.33	$ 15.40	$ 15.96

Income From Investment Operations

Net investment income(a)(b)	.23	.21	.23	.24	.18

Net realized and unrealized gain (loss) on investment transactions	.44	3.60	(.30)	.37	(.54)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	3.81	(.07)	.61	(.36)

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.21)	(.25)	(.19)	(.20)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.81)	(.21)	(.36)	(.68)	(.20)

Net asset value, end of period	$ 17.36	$ 18.50	$ 14.90	$ 15.33	$ 15.40

Total Return

Total investment return based on net asset value(d)*	3.66%	25.97%	(.47)%	4.43%	(2.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$341,919	$364,323	$314,298	$320,680	$312,921

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.70%	.70%	.74%	.74%	.72%

Expenses, before waivers/reimbursements	.70%	.70%	.74%	.74%	.72%

Net investment income(b)	1.37%	1.15%	1.68%	1.64%	1.15%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.32	$ 14.71	$ 15.14	$ 15.20	$ 15.76

Income From Investment Operations

Net investment income(a)(b)	.12	.08	.13	.13	.07

Net realized and unrealized gain (loss) on investment transactions	.43	3.59	(.30)	.38	(.53)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55	3.67	(.17)	.51	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.06)	(.15)	(.08)	(.10)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.68)	(.06)	(.26)	(.57)	(.10)

Net asset value, end of period	$ 17.19	$ 18.32	$ 14.71	$ 15.14	$ 15.20

Total Return

Total investment return based on net asset value(d)*	2.91%	25.14%	(1.18)%	3.69%	(2.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$328	$355	$320	$578	$847

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.37%	1.41%	1.44%	1.44%	1.42%

Expenses, before waivers/reimbursements	1.37%	1.41%	1.44%	1.44%	1.42%

Net investment income(b)	.71%	.44%	1.00%	.90%	.43%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.09	$ 14.57	$ 15.01	$ 15.08	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.16	.13	.17	.18	.12

Net realized and unrealized gain (loss) on investment transactions	.43	3.54	(.30)	.37	(.53)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.59	3.67	(.13)	.55	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.15)	(.20)	(.13)	(.14)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.74)	(.15)	(.31)	(.62)	(.14)

Net asset value, end of period	$ 16.94	$ 18.09	$ 14.57	$ 15.01	$ 15.08

Total Return

Total investment return based on net asset value(d)*	3.25%	25.51%	(.94)%	4.03%	(2.65)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,583	$7,571	$6,248	$7,267	$8,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.11%	1.11%	1.14%	1.13%	1.11%

Expenses, before waivers/reimbursements	1.11%	1.11%	1.14%	1.13%	1.11%

Net investment income(b)	.97%	.74%	1.28%	1.24%	.75%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.34	$ 14.77	$ 15.20	$ 15.27	$ 15.82

Income From Investment Operations

Net investment income(a)(b)	.23	.21	.23	.24	.18

Net realized and unrealized gain (loss) on investment transactions	.44	3.58	(.29)	.38	(.53)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	3.79	(.06)	.62	(.35)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.22)	(.26)	(.20)	(.20)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.82)	(.22)	(.37)	(.69)	(.20)

Net asset value, end of period	$ 17.19	$ 18.34	$ 14.77	$ 15.20	$ 15.27

Total Return

Total investment return based on net asset value(d)*	3.66%	25.97%	(.44)%	4.42%	(2.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,638	$1,785	$1,527	$1,613	$1,479

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.68%	.68%	.71%	.70%	.68%

Expenses, before waivers/reimbursements	.68%	.68%	.71%	.70%	.68%

Net investment income(b)	1.40%	1.17%	1.72%	1.68%	1.17%

Portfolio turnover rate	46%	42%	61%	45%	40%

See footnote summary on page 41.

40 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019 and November 30, 2018 by .04% and .06%, respectively.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

42 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2023

abfunds.com	AB VALUE FUND | 43

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2022. For corporate shareholders, 36.56% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 41.96% of dividends paid as qualified dividend income. The Fund designates $25,101,752 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

44 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Cem Inal(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 47 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		75	None

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Garry L. Moody,## Chairman of the Board 70 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023 and he has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011 and Chair of its Audit Committee since December 2022

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

48 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

50 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Marshall C. Turner, Jr.## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Cem Inal 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer – US Large Cap Value Equities since 2020.

Nancy E. Hay 50	Secretary	Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 48	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB VALUE FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB VALUE FUND | 53

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

54 | AB VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB VALUE FUND | 55

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

56 | AB VALUE FUND	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB VALUE FUND | 57

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

58 | AB VALUE FUND	abfunds.com

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

60 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1122

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Value Fund	2021	$43,383	$—	$14,516
	2022	$45,552	$—	$97,157
AB Discovery Value Fund	2021	$38,527	$—	$14,110
	2022	$40,453	$—	$34,343
AB Value Fund	2021	$33,832	$—	$11,072
	2022	$35,524	$—	$30,203

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2021	$941,756	$14,516
			$—
			$(14,516)
	2022	$2,029,615	$97,157
			$—
			$(97,157)
AB Discovery Value Fund	2021	$941,350	$14,110
			$—
			$(14,110)
	2022	$1,966,801	$34,343
			$—
			$(34,343)
AB Value Fund	2021	$938,312	$11,072
			$—
			$(11,072)
	2022	$1,962,661	$30,203
			$—
			$(30,203)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 27, 2023